UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 12, 2011

MedQuist Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35069	98-0676666

(State or other jurisdiction of	(Commission File Number)	(IRS Employer I.D. No.)
incorporation or organization)

9009 Carothers Parkway
Franklin, Tennessee		37067

(Address of principal executive offices)		(Zip Code)
          (866) 295-4600
Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
On October 12, 2011, MedQuist Holdings Inc. (the “Company”) issued a press release announcing that it intends to request that the U.S. Securities and Exchange Commission declare its pending registration statement effective and that it intends to complete its previously announced proposed short-form merger with MedQuist Inc. during October 2011. The Company also announced that it decided to forego the previously announced registered exchange offer prior to the merger due to timing and cost considerations. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The issuance of shares pursuant to the merger will only be made pursuant to an effective Registration Statement on Form S-4, a letter of transmittal and related offer documents filed or to be filed by the Company with the SEC. INVESTORS AND SECURITY HOLDERS OF MEDQUIST INC. ARE URGED TO READ SUCH REGISTRATION STATEMENT ON FORM S-4 AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE CONTEMPLATED MERGER. UPON FILING WITH THE SEC, THE REGISTRATION STATEMENT AND RELATED DOCUMENTS WILL BE AVAILABLE FREE ON THE SEC’S WEBSITE (HTTP://WWW.SEC.GOV).
Forward-Looking Statements
Information provided and statements contained in this report that are not purely historical, such as statements regarding the proposed short-form merger, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Statements made in this report that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, specific factors discussed herein and in other public filings and press releases made by the Company (including filings by the Company with the SEC). Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this report.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release Dated October 12, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Holdings Inc.
By /s/ Mark R. Sullivan
Name:	Mark R. Sullivan
Title:	General Counsel & Chief Compliance Officer

Date: October 12, 2011

Exhibit Index

Exhibit No.	Description
99.1	Press Release Dated October 12, 2011